UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Direct Selling Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION

LETTER TO STOCKHOLDERS OF DIRECT SELLING ACQUISITION CORP.

5800 Democracy Drive

Plano, Texas 75024

Dear Direct Selling Acquisition Corp. Stockholder:

You are cordially invited to attend a special meeting of Direct Selling Acquisition Corp., a Delaware corporation (“DSAQ” or the “Company”), which will be held on [●], 2025, at [●] a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

The accompanying notice of the Stockholder Meeting and proxy statement describe the business the Company will conduct at the Stockholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated [●], 2025, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Charter” or “Certificate of Incorporation”) to extend the date by which the Company has to consummate a business combination (the “Charter Extension”) from March 28, 2025 (the “Termination Date”) to April 28, 2025 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after the Charter Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by DSAC Partners LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until September 28, 2025 (each an “Additional Charter Extension Date”), or a total of up to six months after the Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and

2.

Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “DSAQ Class A Shares”, “Class A Common Stock”, or “Public Stock”), and shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”, “DSAQ Class B Shares” or “Founder Shares”), and together with the Class A Common Stock, the “Common Stock”) in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, (ii) where the Company would not adhere to the initial or continued trading requirements of the on the OTCQX® Best Market (“OTCQX”) or (iii) where the Company’s board of directors (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company cannot predict the amount that will remain in the Trust Account (as defined below) following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $[●] that was in the Trust Account as of [●] (including interest net of taxes payable).

As previously disclosed in the Current Report on Form 8-K filed with SEC on January 18, 2024, the Company, Aeroflow Urban Air Mobility Private Limited, a private limited company incorporated under the laws of India and a direct wholly owned subsidiary of PubCo (“IndiaCo”), Hunch Technologies Limited, a private limited company incorporated in Ireland with registered number 607449 (“PubCo”), FlyBlade (India) Private Limited, a private limited company incorporated under the laws of India (“Hunch Mobility”), and HTL Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of PubCo (“Merger Sub”, and together with the Company, IndiaCo, PubCo and Hunch Mobility, the “Parties” and each a “Party”), entered into a Business Combination Agreement (the “Business Combination Agreement”) as it may be further amended or supplemented from time to time, contemplating several transactions in which PubCo will become the new parent company of DSAQ (the “Business Combination”). On June 28, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “BCA Amendment”). The BCA Amendment modified the “Termination Date” (i.e., the date on which either party could terminate the Business Combination Agreement, under the circumstances specified therein, if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to such date) to September 28, 2024. On September 28, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “Second BCA Amendment”). The Second BCA Amendment modified the “Termination Date” to December 27, 2024. On December 27, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “Third BCA Amendment”). The Third BCA Amendment modified the “Termination Date” to March 27, 2025.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete the Business Combination. You are not being asked to vote on the Business Combination at this time.

The Charter provides that the Company has until the Termination Date to complete its initial business combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Charter Extension, the Company believes that it may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate. The Company will not proceed with the Charter Extension if it completes the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five (5) business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $[●], in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the

Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated a business combination by April 28, 2025, without approval of the holders of the Class A Common Stock (the “Public Stockholders”), the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to [five] additional months to complete a business combination), provided that the Lender will deposit into the Trust Account for each month so extended for $[●] per share of the Class A Common Stock that is not redeemed in connection with the Stockholder Meeting, for an aggregate deposit of up to $[●] per share of the Class A Common Stock that is not redeemed in connection with the Stockholder Meeting (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If the Company does not complete a business combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The Company reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and a business combination is not consummated prior to the Termination Date, the Company will, promptly following the Termination Date, redeem the Class A Common Stock and dissolve and liquidate in accordance with the Charter.

As contemplated by the Charter, the holders of the Class A Common Stock, issued as part of the units sold in the Company’s initial public offering, may elect to redeem all or a portion of their Class A Common Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Company’s initial public offering (the “Initial Public Offering”, “Offering” or “IPO”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented, regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the Charter Amendment is filed, holders of the Class A Common Stock remaining after the Redemptions will retain their right to redeem their Class A Common Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination or if the Company does not complete a business combination by the Charter Extension Date.

On [●], 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2025 (including interest not previously released to the Company but net of expected franchise and income taxes payable), divided by the total number of then issued and outstanding Class A Common Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Class A Common Stock on OTCQX on [●], 2025, the most recent practicable date prior to the date of this proxy statement, was $[●] per share. If the closing price of the Class A Common Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[●] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed, on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Common Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $100,000 to pay dissolution expenses) divided by the total number of the then outstanding shares of the Class A Common Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person virtually or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote (i) if there are insufficient shares of Common Stock voted at the Stockholder Meeting to approve the Extension Amendment Proposal at the Stockholder Meeting or (ii) where the Board has determined it is otherwise necessary.

On April 29, 2024, the Company received a notice from The New York Stock Exchange (“NYSE”) stating that NYSE has determined to delist the Company’s Class A common stock and units, each consisting of one share of Class A common stock and one-half of one redeemable warrant (the “Units” and, together with the Class A Common Stock, the “Securities”) from NYSE and that trading in the Securities on NYSE had been suspended, effective at the close of trading on April 29, 2024. As previously disclosed in the Current Report on Form 8-K filed with SEC on May 23, 2024, the Company began trading its Class A Common Stock on May 23, 2024, on OTCQX under the symbol “DSAQ”. The Units and redeemable warrants (“Warrants”), each one whole Warrant exercisable for one share of Class A Common Stock at a price of $11.50 per share, continue to trade on OTC Markets’ Pink Market under the symbols DSAQ.U and DSAQ.W, respectively.

The Board has fixed the close of business on February 27, 2025, as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company’s stockholders that the Company obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARES OF COMMON STOCK AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Direct Selling Acquisition Corp.

Dave Wentz Chairman and Chief Executive Officer [●], 2025

DIRECT SELLING ACQUISITION CORP.

5800 Democracy Drive

Plano, Texas 75024

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

OF DIRECT SELLING ACQUISITION CORP.

TO BE HELD ON [●], 2025

To the Stockholders of Direct Selling Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Direct Selling Acquisition Corp., a Delaware corporation (“DSAQ” or the “Company”), will be held on [●], 2025, at [●] a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[●]. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter” or “Certificate of Incorporation”) to extend the date by which the Company has to consummate a business combination (the “Charter Extension”) from March 28, 2025 (the “Termination Date”) to April 28, 2025 (the “Charter Extension Date”) (the “Extension Amendment Proposal”); a copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement and (ii) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “DSAQ Class A Shares”, “Class A Common Stock”, or “Public Stock”), and shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”, “DSAQ Class B Shares” or “Founder Shares”), and together with the Class A Common Stock, the “Common Stock”) in the capital of the Company represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, (b) where the Company would not adhere to the initial or continued trading requirements of the on the OTCQX® Best Market (“OTCQX”) or (c) where the Company’s board of directors (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”) (unless the Company determines that it is not necessary to hold the Stockholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated [●], 2025 and is first being mailed to stockholders on or about that date.

The full text of the proposals to be voted upon at the Stockholder Meeting is as follows:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter” or “Certificate of Incorporation”) to extend the date by which the Company has to consummate a business combination (the “Charter Extension”) from March 28, 2025 (the “Termination Date”) to April 28, 2025 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by DSAC Partners LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until September 28, 2025 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and

2.

Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, (ii) where the Company would not adhere to the initial or continued trading requirements of the on the OTCQX® Best Market (“OTCQX”) or (iii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five (5) business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $[●] per share of Public Stock that is not redeemed in connection, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated a business combination by April 28, 2025, without approval of the holders of the Company’s Public Stock (the “Public Stockholders”), the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months after the Termination Date to complete a business combination), provided that the Lender will deposit $[●] into the Trust Account for each month so extended per each share of Public Stock that is not redeemed in connection with the Stockholder Meeting for each such monthly extension, for an aggregate deposit of up to $[●] per share of Public Stock that is not redeemed in connection with the Stockholder Meeting (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If the Company does not complete a business combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $[●] that was in the Trust Account as of [●], 2025 (including interest net of taxes payable).

As previously disclosed in the Current Report on Form 8-K filed with SEC on January 18, 2024, the Company, Aeroflow Urban Air Mobility Private Limited, a private limited company incorporated under the laws of India and a direct wholly owned subsidiary of PubCo (“IndiaCo”), Hunch Technologies Limited, a private limited company incorporated in Ireland with registered number 607449 (“PubCo”), FlyBlade (India) Private Limited, a private limited company incorporated under the laws of India (“Hunch Mobility”), and HTL Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of PubCo (“Merger Sub”, and together with the Company, IndiaCo, PubCo and Hunch Mobility, the “Parties” and each a “Party”), entered into a Business Combination Agreement (the “Business Combination Agreement”), as it may be further amended or supplemented from time to time, contemplating several transactions in connection with which PubCo will become the parent company of DSAQ (the “Business Combination”). On June 28, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “BCA Amendment”). The BCA Amendment modified the “Termination Date” (i.e., the date on which either party could terminate the Business Combination Agreement, under the circumstances specified therein, if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to such date) to September 28, 2024. On

September 28, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “Second BCA Amendment”). The Second BCA Amendment modified the “Termination Date” to December 27, 2024. On December 27, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “Third BCA Amendment”). The Third BCA Amendment modified the “Termination Date” to March 27, 2025.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete the Business Combination. You are not being asked to vote on the Business Combination at this time.

The Charter provides that the Company has until the Termination Date to complete its initial business combination. The Board has determined it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Charter Extension, the Company believes that it may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to redeem the Class A Common Stock and dissolve and liquidate in accordance with the Delaware General Corporation Law (the “DGCL”) and the Charter.

On April 29, 2024, the Company received a notice from The New York Stock Exchange (“NYSE”) stating that NYSE has determined to delist the Company’s Class A common stock and units, each consisting of one share of Class A common stock and one-half of one redeemable warrant (the “Units” and, together with the Class A Common Stock, the “Securities”) from NYSE and that trading in the Securities on NYSE had been suspended, effective at the close of trading on April 29, 2024. As previously disclosed in the Current Report on Form 8-K filed with SEC on May 23, 2024, the Company began trading its Class A Common Stock on May 23, 2024, on OTCQX under the symbol “DSAQ”.

The Company reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and the Business Combination is not consummated prior to the Termination

Date, the Company will redeem the Class A Common Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

The Company believes that it is in the best interests of the Company’s stockholders that the Company obtains the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Charter, the holders of Class A Common Stock issued as part of the units sold in the Company’s initial public offering (the “Public Stock”) may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Company’s initial public offering (the “IPO”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented, regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the amendment to the Certificate of Incorporation (the “Charter Amendment”) is filed, holders of Class A Common Stock remaining after the Redemptions will retain their right to redeem their Class A Common Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination or if the Company does not complete a business combination by the Charter Extension Date or Additional Charter Extension Date, as applicable , subject to any limitations set forth in the Charter, as amended by the Charter Amendment.

On [●], 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2025 (including interest not previously released to the Company but net of expected franchise and income taxes payable), divided by the total number of then issued and outstanding shares of Class A Common Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Class A Common Stock on OTCQX on [●], 2025, was $[●] per share. If the closing price of the Class A Common Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed, in each case on or before the Termination Date, the Company will, promptly following the Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Common Stock at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its expected franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the (i) 5,750,000 shares of Common Stock, which were issued to the Sponsor prior to the IPO and (ii) 11,700,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per share of Class A Common Stock and (ii) the actual amount per share of Class A Common Stock held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. Therefore, we cannot assure you that the Sponsor would be able to satisfy the foregoing obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which shares of Class A Common Stock will be redeemed from cash held in the Trust Account will be approximately $[●]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $[●], plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF CLASS A COMMON STOCK AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF CLASS A COMMON STOCK AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock voted at the Stockholder Meeting to approve the Extension Amendment Proposal at the Stockholder Meeting or where the Board has determined it is otherwise necessary.

Record holders of Common Stock at the close of business on February 27, 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 8,471,283 issued and outstanding shares of Class A Common Stock (including 5,749,000 shares of Class A Common Stock held by the Sponsor) and 1,000 issued and outstanding shares of Class B Common Stock held by the Sponsor. The Company’s warrants do not have voting rights.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Stockholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor and held approximately 67.9% of the issued and outstanding shares of Common Stock and the Company’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor’s approval, approval of each of the Extension Amendment Proposal and the Adjournment Proposal will require the affirmative vote of no shares of Common Stock held by public stockholders.

The accompanying proxy statement contains important information about the Stockholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares. The accompanying proxy statement is dated [●], 2025 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Direct Selling Acquisition Corp.

Dave Wentz Chairman and Chief Executive Officer [●], 2025

i

DIRECT SELLING ACQUISITION CORP.

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2025

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Direct Selling Acquisition Corp., a Delaware corporation ( “DSAQ” or the “Company”, “we”, “us” or “our”), to be held at [●], Eastern Time, on [●], 2025 (the “Stockholder Meeting”) as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Direct Selling Acquisition Corp., a Delaware corporation (“DSAQ” or the “Company”) with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	The Company’s ability to complete the Business Combination (as defined below);

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of the Company; and

•	the use of funds not held in the Trust Account (as defined below) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2024 and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K/A for the year ended December 31, 2023 filed with the SEC on May 20, 2024, our Quarterly Reports on Form 10-Q filed with the SEC on May 20, 2024, August 14, 2024, November 14, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension will enable us to complete the Business Combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Charter Extension Date or the relevant Additional Charter Extension Date (as defined below), if applicable. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control, including the ability to reach agreement on the definitive terms of the Business Combination. If the Charter Extension is approved and the Company determines that it is in the best interest of its stockholders to pursue the Business Combination, the Company expects to seek stockholder approval of such Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Extension and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Charter Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public stockholders to exercise redemption rights if the Extension Amendment Proposal (as defined below) is approved with respect to a large number of our Class A Common Stock (as defined below) issued as part of the Units (as defined below) sold in the Company’s initial public offering may adversely affect the liquidity and trading of the Company’s securities and may impact the Company’s ability to complete a Business Combination.

Pursuant to the Company’s amended and restated certificate of incorporation, the holders of the Class A Common Stock may request that the Company redeem all or a portion of such public stockholder’s Class A Common Stock for cash if the Extension Amendment Proposal is approved. The ability of the Company’s public stockholders to exercise such redemption rights with respect to a large number of the Company’s Class A Common Stock may adversely affect the liquidity of the Company’s Class A Common Stock and may leave the Company with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that the Company will have separate redemption periods in connection with the Charter Extension and a Business Combination could exacerbate these risks. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their Class A Common Stock if the Extension Amendment Proposal is approved.

A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a 1% excise tax on certain repurchased (including redemptions) of stock by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholder from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the stock repurchased at the time of the purchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax.

On December 27, 2022, the Treasury issued Notice 2023-2 (the “Notice”), which provides interim guidance addressing the application of the Excise Tax. Under the Notice, liquidating distributions are exempt from the Excise Tax. In addition, redemptions may also be exempt if they occur in the same year as the liquidation. On June 28, 2024, the Treasury finalized certain of the proposed regulations (those relating to procedures for reporting and paying the Excise Tax). The remaining regulations (largely relating to the computation of the Excise Tax) remain in proposed form. The Treasury intends to finalize these proposed regulations at a later date and, until such time, taxpayers may continue to rely on the proposed regulations. It remains, uncertain whether, and/or to what extent, the Excise Tax could apply to redemptions of our stock. In order to mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension Amendment Proposal is approved and implemented as described in this proxy statement, prior to the consummation of the Business Combination, funds in the Trust Account, including any interest earned thereon, will not be used to pay for any Excise Tax liabilities with respect to any redemptions of Class A Common Stock by the Company.

As described under “Proposal No. 1 — The Extension Amendment Proposal,” if the Termination Date (as defined below) is extended, our public stockholders will have the right to require us to redeem their shares of Class A Common Stock. Any redemption or other repurchase that we make may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination), (iv) whether we consummate the Business Combination by the Charter Extension Date and (v) the content of regulations and other guidance from the U.S. Department of Treasury. Prior to the consummation of the Business Combination, funds in the Trust Account, including any interest thereon, will not be used to pay for any Excise Taxes. If we consummate the Business Combination, any Excise Taxes would reduce the funds available to PubCo (as defined below) for working capital following the Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the 2024 SPAC Rules described below.

The SEC has recently issued final rules relating to certain activities of SPACs. Certain of the procedures that the Company or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete the Business Combination.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), effective no sooner than 125 days following the publication of the 2024 SPAC Rules in the Federal Register, that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, including requiring disclosure of all material bases of the projections and all material assumptions underlying the projections; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act. In the event that the Business Combination has not been consummated by the time the 2024 SPAC Rules become effective, such rules may materially adversely affect our business, including our ability to complete, and the costs associated with, the Business Combination, and results of operations.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Business Combination and instead liquidate the Company.

As described further above, the 2024 SPAC Rules relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The 2024 SPAC Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the 2024 SPAC Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete its initial business combination no later than the 24-month anniversary of the closing of the IPO.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have liquidated the investments held in the Trust Account and instead the funds are held in the Trust Account in cash items until the earlier of the consummation of our initial business combination or our liquidation. Following the liquidation of investments in the Trust Account, we have received minimal interest on the funds held in the Trust Account, which has reduced the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

Initially, the funds in the Trust Account had, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we liquidated the U.S. government treasury obligations or money market funds held in the Trust Account and instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or the liquidation of the Company. Interest on such deposit account is currently approximately 4.0-5.0% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we have received minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, the decision to hold all funds in the Trust Account in cash items has reduced the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead to liquidate the Company.

The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 67.9% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal and the Adjournment Proposal. On February [●], 2025, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 shares of Common Stock, representing approximately 67.9% of the voting power of the Company. The Extension Amendment Proposal must be approved by the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class, that are voted at the Stockholder Meeting. Approval the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The New York Stock Exchange (“NYSE”) delisted the Company’s securities from its exchange after the Company’s voluntary request which could limit the investors’ ability to make transactions in its securities and subject the Company to additional trading restrictions.

On April 12, 2024, the Company announced its intention to voluntarily delist its Class A common stock and units, each consisting of one share of Class A common stock and one-half of one redeemable warrant (the “Units” and, together with the Class A Common Stock, the “Securities”) from NYSE and to move the listing of its Securities from NYSE to the Nasdaq Stock Market (“Nasdaq”). On April 29, 2024, the Company received a notice from NYSE stating that NYSE had determined to delist the Securities from NYSE and that trading in the Securities on NYSE had been suspended, effective at the close of trading on April 29, 2024. NYSE reached its decision pursuant to Rule 802.01B of the NYSE Listed Company Manual because the Company did not meet NYSE’s continued listing standard that requires listed acquisition companies to maintain an average aggregate global market capitalization attributable to its publicly-held shares of at least $40 million over a period of 30 consecutive trading days. The Company decision to withdraw its Nasdaq listing application and to apply to have its Securities quoted on OTCQX® Best Market (“OTCQX”) was made in consideration of Nasdaq’s review of the listing application and determination that DSAQ’s Securities were not eligible for listing on Nasdaq.

On May 23, 2024, the Company began trading its Class A Common Stock on OTCQX under the symbol “DSAQ”. The Units and redeemable warrants (“Warrants”), each one whole Warrant exercisable for one share of Class A Common Stock at a price of $11.50 per share, continue to trade on the OTC Markets’ Pink Market (“OTC Pink” and together with OTCQX, “OTC”) under the symbols DSAQ.U and DSAQ.W, respectively.

On OTC, the Company remains subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended. The Company’s stockholders will not be required to exchange any securities, and the Company expects electronic trading to be available without any material disruption. Since the Company’s securities trade on OTC, we could face significant material adverse consequences, including:

•	the price of the Company’s securities will likely decrease as a result of the loss of market efficiencies associated with NYSE;

•	a limited availability of market quotations for the Company’s securities;

•	reduced liquidity for the Company’s securities;

•	holders may be unable to sell or purchase the Company’s securities when they wish to do so;

•	the Company may become subject to shareholder litigation; and

•	the Company may lose any active trading market for its securities, as its securities may then only be traded on one of the over-the-counter markets, if at all.

Since the Company is no longer listed on NYSE, the Company’s securities do not qualify as covered securities under such statute and the Company is subject to regulation in each state in which the Company offers its securities. In addition, because the Company’s securities were delisted from NYSE and are no longer listed on a national securities exchange, the Company may be less attractive to potential business combination targets and thereby adversely affect the Company ability to complete a Business Combination.

OTCQX may delist the Company’s Class A Common Stock from its exchange which could limit investors’ ability to make transactions in the Company’s Class A Common Stock and subject the Company to additional trading restrictions.

In accordance with Rule 1.3 of the OTCQX Rules for U.S. Companies, a company that is a special purpose acquisition company (“SPAC”), must enter into an agreement with a target company to engage in a de-SPAC transaction and complete such transaction within 18 months of initial quotation on the over-the-counter market, in accordance with Exchange Act Rule 15c2-11. As the Company’s Class A Common

Stock are currently quoted on the OTCQX, if the Company is unable to complete a business combination by November 23, 2025 (18 months from the Company’s initial quotation), the Company’s Class A Common Stock would be delisted from the OTCQX and trade on the OTC Expert Market.

In addition, after the Stockholder Meeting, the Company may be required to demonstrate compliance with the OTCQX’s continued trading requirements in order to maintain the listing of its Class A Common Stock on the OTCQX. Such continued trading requirements for the Company’s Class A Common Stock include, among other things, having a minimum bid price of $0.10 per share as of the close of business for at least one of every 30 consecutive calendar days and market capitalization of at least $5 million for at least one of every 30 consecutive calendar days.

If the Company’s Class A Common Stock are delisted from trading on the OTCQX, the ability of the Company’s stockholders to make transactions in the Company’s Class A Common Stock could be limited and subject the Company to additional trading restrictions. The trading of the Company’s Class A Common Stock on the OTC Expert Market may result in a less liquid market available for existing and potential stockholder as trading is not available for retail investors, could depress the price of the Company’s Class A Common Stock and could have a long-term adverse impact on the Company’s ability to raise capital. When fewer shares of a security are being traded on the OTC Expert Markets, volatility of prices may increase, and price movement may outpace the ability to deliver accurate quote information. Due to lower trading volumes of our Class A Common Stock, there may be a lower likelihood that orders for shares of Class A Common Stock will be executed.

We may not be able to complete the Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit the Business Combination to be consummated with us, we may not be able to consummate the Business Combination with such target.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in U.S. businesses or assets with a nexus to U.S. interstate commerce.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated. In December 2022, Antara Capital LP, a Delaware limited partnership (“Antara”), acquired a majority economic, non-voting interest in the Sponsor. Antara was founded by Himanshu Gulati in 2018 and invests across a wide variety of financial instruments, including loans, bonds, convertible bonds, stressed/distressed credit and special situation equity investments.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete the Business Combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may hinder our ability to complete the Business Combination. If we are unable to complete the Business Combination, our public stockholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to public stockholders, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting (as defined below) and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on [●], 2025, at [●] a.m., Eastern Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[●].

Q:	Why am I receiving this proxy statement?

A:	The Company is a blank check company formed as a Delaware corporation for the purpose of effecting an initial business combination with one or more businesses.

On September 28, 2021, the Company consummated its initial public offering (the “IPO”) of 23,000,000 units, including the issuance of 3,000,000 units as a result of the underwriters’ full exercise of their over-allotment option (the “Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Stock”) and one-half of one redeemable warrant of the Company (each whole warrant, a “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company, before expenses, of $230,000,000. Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 11,700,000 warrants to the Sponsor at a purchase price of $1.00 per private placement warrant (the “Private Placement Warrants”), generating gross proceeds of $11,700,000. Upon the closing of the IPO and the sale of the Private Placement Warrants, $234,600,000 was placed in the trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”), acting as trustee. Like most blank check companies, the Company’s amended and restated certificate of incorporation (the “Charter” or the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the holders of shares of Class A Common Stock if there is no qualifying business combination(s) consummated on or before March 28, 2023 (the “Original Termination Date”).

On March 24, 2023, the Company held a special meeting of stockholders (the “Prior Extension Meeting”) to amend its amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from the Original Termination Date to June 28, 2023 (the “First Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate the Business Combination on a monthly basis up to nine times by an additional one month each time after the First Charter Extension Date, by resolution of the Company’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 28, 2024 or a total of up to twelve months after the Original Termination Date, unless the closing of the Business Combination shall have occurred prior thereto. The Company has deposited $160,000 into the Trust Account for each monthly extension of the First Charter Extension Date. In connection with that vote, the holders of 17,404,506 Class A Common Stock properly exercised their right to redeem their shares for an aggregate price of approximately $10.48 per share, for an aggregate redemption amount of approximately $182,460,110. After the satisfaction of such redemptions, the balance in the Trust Account was approximately $58,660,352 (including interest not previously released to the Company but net of expected franchise and income taxes payable).

Without the Charter Extension (as defined below), the Company believes that the Company might not, despite its best efforts, be able to complete the Business Combination (as defined below) on or before

March 28, 2024. The Company believes that it is advisable and in the best interests of the Company’s stockholders to continue the Company’s existence until June 28, 2024 (or March 28, 2025, if requested by the Sponsor) in order to allow the Company additional time to complete the Business Combination and is therefore holding this Stockholder Meeting.

As previously disclosed in the Current Report on Form 8-K filed with SEC on January 18, 2024, the Company, Aeroflow Urban Air Mobility Private Limited, a private limited company incorporated under the laws of India and a direct wholly owned subsidiary of PubCo (“IndiaCo”), Hunch Technologies Limited, a private limited company incorporated in Ireland with registered number 607449 (“PubCo”), FlyBlade (India) Private Limited, a private limited company Incorporated under the laws of India (“Hunch Mobility”), and HTL Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of PubCo (“Merger Sub”, and together with the Company, IndiaCo, PubCo and Hunch Mobility, the “Parties” and each a “Party”), entered into a Business Combination Agreement (the “Business Combination Agreement”), as it may be further amended or supplemented from time to time, contemplating several transactions in connection with which PubCo will become the parent company of DSAQ (the “Business Combination”). On June 28, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “BCA Amendment”). The BCA Amendment modified the “Termination Date” (i.e., the date on which either party could terminate the Business Combination Agreement, under the circumstances specified therein, if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to such date) to September 28, 2024. On September 28, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “Second BCA Amendment”). The Second BCA Amendment modified the “Termination Date” to December 27, 2024. On December 27, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “Third BCA Amendment”). The Third BCA Amendment modified the “Termination Date” to March 27, 2025.

On March 28, 2024 the Company’s stockholders voted to amend the Charter to extend the Termination Date from March 28, 2024 to April 28, 2024 (“Second Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to eleven times by an additional one month each time after the Second Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 28, 2025 or a total of up to twenty four months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto. For each monthly extension of the Second Charter Extension Date the Company deposited $90,000 into the Trust Account. Additionally, the Company’s stockholders voted to (i) amend the Charter to eliminate the limitation that the Company may not redeem Class A Common Stock to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Class A common stock irrespective of whether such redemption would exceed the Redemption Limitation and (ii) provide for the right of a holder of Class B Common Stock to convert such Class B Common Stock into Class A Common Stock, on a one-for-one basis prior to the closing of a Business Combination at the election of the holder. In connection with the Company’s stockholders’ vote on March 28, 2024, on April 1, 2024, the holders of 2,873,211 Class A Common Stock properly exercised their right to redeem their shares for approximately $11.16 per share, or an aggregate redemption amount of $32,066,630. After the satisfaction of such redemptions, the balance in the Trust Account was $30,382,190 (including interest not previously released to the Company but net of expected franchise and income taxes payable).

On March 29, 2024, the Sponsor converted an aggregate of 5,749,000 shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis. The Sponsor agreed to waive any right to receive funds from the Trust Account with respect to the Class A Common Stock received upon such conversion and acknowledged that such shares will be subject to all of the restrictions applicable to the original Class B Common stock under the terms of that certain letter agreement, dated as of September 23, 2021, by and among the Company, its directors and officers and the Sponsor.

As of the date of this proxy statement, an aggregate of $[●] has been deposited in the Trust Account to extend the Termination Date to February 28, 2025.

On May 23, 2024, the Company began trading its Class A Common Stock on OTCQX under the symbol “DSAQ”. The Units and redeemable warrants (“Warrants”), each one whole Warrant exercisable for one share of Class A Common Stock at a price of $11.50 per share, continue to trade on the OTC Markets’ Pink Market (“OTC Pink” and together with OTCQX, “OTC”) under the symbols DSAQ.U and DSAQ.W, respectively.

Q:	When and where will the Stockholder Meeting be held?

A:

The Stockholder Meeting will be held on [●], 2025, at [●] a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We are planning for the Stockholder Meeting to be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[●]. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

Q:	How do I vote?

A:

If you were a holder of record of shares of Common Stock at the close of business on February 27, 2025 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [●], 2025.

Voting Electronically. You may attend and vote at the Stockholder Meeting by visiting https://www.cstproxy.com/[●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Stockholder Meeting?

A:

If you are a registered stockholder, you will receive a proxy card from Transfer Agent. The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting [●], 2025, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/[●], enter your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box. At the start of the Stockholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting, you will need to have a legal proxy from your bank or broker or, if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing [●] (or [●] if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [●]#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:	The Company stockholders are being asked to consider and vote on the following proposals:

Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter” or “Certificate of Incorporation”) to extend the date by which the Company has to consummate a business combination (the “Charter Extension”) from March 28, 2025 (the “Termination Date”) to April 28, 2025 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by DSAC Partners LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until September 28, 2025 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and

Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, (ii) where the Company would not adhere to the initial or continued trading requirements of the on the OTCQX® Best Market (“OTCQX”) or (iii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, the Company will not proceed with the Charter Extension. The Company cannot predict the amount that will remain in the Trust Account following any redemptions of Class A Common Stock by public stockholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”) if the Extension Amendment Proposal is approved. Additionally, the amount remaining in the Trust Account may be significantly less than the approximately $[●] that was in the Trust Account as of [●], 2025 (including interest net of taxes payable).

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal” and “Proposal No. 2 — The Adjournment Proposal”.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five (5) business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account of $[●] per share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for one or more non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the

Company has not consummated the Business Combination by April 28, 2025, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months after the Termination Date to complete a business combination), provided that the Lender will deposit $[●] into the Trust Account for each month so extended per share of Public Stock that is not redeemed in connection with the Stockholder Meeting for each such monthly extension, for an aggregate deposit of up to $[●] per share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants. If the Company does not complete a business combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, and the Adjournment Proposal are in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Class A Common Stock are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Charter Extension is implemented and one or more Company stockholders elect to redeem their Class A Common Stock pursuant to the redemption right, the Company will remove from the Trust Account and deliver to the holders of such redeemed Class A Common Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Class A Common Stock, including interest earned on the funds held in the Trust Account and not previously released to the Company but net of expected franchise and income taxes payable, if any, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Class A Common Stock in connection with the Business Combination.

The Adjournment Proposal is conditioned on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal is approved at the Stockholder Meeting, and the Board has not determined that the Charter Extension is not otherwise required, then the Adjournment Proposal will not be presented.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:

The Charter provides for the return of the IPO proceeds held in trust to the holders of Class A Common Stock sold in the IPO if there is no qualifying business combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Business Combination.

Without the Charter Extension, the Company believes that it may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to redeem the Class A Common Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation. The Company will not proceed with the Charter Extension if it completes the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved by the Company’s stockholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal.

Q:	What constitutes a quorum?

A:

A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who beneficially owns approximately 67.9% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, no additional shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Extension Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, we do not expect to receive any broker non-votes. However, if a broker receives instructions on one proposal and not the other, the broker may vote on the proposal for which it received instruction, and record a broker non-vote with respect to the proposal upon which it did not receive instructions. Any such broker non-votes received will count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:	What vote is required to approve the proposals presented at the Stockholder Meeting?

A:

Approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Q:	How will the Sponsor and the Company’s directors and officers vote?

A:	The Sponsor and the Company’s directors and officers intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and the Adjournment Proposal.

The Sponsor is not entitled to redeem any Common Stock held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,750,000 shares of Common Stock, representing approximately 67.9% of the Company’s issued and outstanding shares of Common Stock.

Q:	Who is the Company’s Sponsor?

A:

The Company’s sponsor is DSAC Partners LLC, a Delaware limited liability company. The Sponsor currently owns 5,750,000 shares of Common Stock and 11,700,000 Private Placement Warrants of the Company. DSAC Manager LLC is the sole member and manager of the Sponsor. Dave Wentz is the sole member of DSAC Manager LLC and has voting and investment discretion with the Common Stock held of record by the Sponsor. Mr. Wentz disclaims any beneficial ownership of the shares held by the Sponsor, except to the extent of his pecuniary interest therein. In December 2022, Antara acquired a majority economic, non-voting interest in the Sponsor. Antara was founded by Himanshu Gulati in 2018 and invests across a wide variety of financial instruments, including loans, bonds, convertible bonds, stressed/distressed credit and special situation equity investments.

The Sponsor is “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would likely give rise to a “covered transaction” (as defined in 31 CFR 800.213). In addition, it is possible that non-U.S. persons could be involved in the Business Combination, which may increase the risk that the Business Combination becomes subject to regulatory review, including review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. If the Business Combination involves a “U.S. business” (as defined in 31 CFR 800.252), it may be subject to CFIUS’s jurisdiction, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 and subsequent implementing regulations (collectively, “FIRRMA”) that are now in force, to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA also subjects certain categories of investments to mandatory filings. If our potential business combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. If CFIUS approval is required or warranted for the Business Combination, the CFIUS approval process may have outsized impacts on transaction certainty, timing, feasibility and cost, among other things. CFIUS may decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent us from pursuing certain business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete the Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, the Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete the Business Combination. If we cannot complete the Business Combination by March 28, 2025 (or up to September 28, 2025, if extended) because the transaction is still under review or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive approximately $[●] per share of Class A Common Stock, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

The Company believes stockholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a Business Combination until the Charter Extension Date (or Additional Charter Extension Date, if applicable).

Without the Charter Extension, the Company believes that it may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to redeem the Class A Common Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates to approve the Extension Amendment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposals.

If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal are approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on January 24, 2024, the SEC issued the 2024 SPAC Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the 2024 SPAC Rules, after the IPO, the funds in the Trust Account were held in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940). However, prior to the 24-month anniversary of the consummation of the IPO, we instructed the Transfer Agent to liquidate the U.S. government treasury obligations or money market funds held in the trust account and have maintained the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation. Interest on the deposit account is currently 4.0-5.0% per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and the Business Combination is not completed, in each case on or before the Termination Date, then as contemplated by and in accordance with the Charter, the Company will, promptly following the Termination Date: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company but net of expected franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of the then issued and outstanding Class A Common Stock, which redemption will completely extinguish public stockholders’ rights (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

The Sponsor waived its right to participate in any liquidation distribution with respect to the 5,750,000 shares of Common Stock held by it. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, the Company will file the Charter Amendment with the Delaware Secretary of State, make the required deposits to the Trust Account, and will continue to attempt to consummate the Business Combination until the applicable Termination Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Class A Common Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor.

Q:	Is my vote for or against the Extension Amendment Proposal sufficient to request redemption of my shares or do I need to request that my shares be redeemed separately?

A:

No. The process to have your shares redeemed in connection with the Extension Amendment Proposal is separate from your vote. Whether you vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote at all, you will need to submit a redemption request for your shares if you wish to have your shares redeemed.

Q:	What amount will holders receive upon consummation of the Business Combination or upon the liquidation if the Extension Amendment Proposal is approved?

A:

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five (5) business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $[●], per share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated the Business Combination by April 28, 2025, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months after the Termination Date to complete the Business Combination), provided that the Lender will deposit $[●] into the Trust Account for each month so extended per each share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting for each such monthly extension, for an aggregate deposit of up to $[●] per share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes the Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If the Company does not complete the Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Q:	Am I being asked to vote on the Business Combination at this Stockholder Meeting?

A:

No. You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your shares of Class A Common Stock, provided that you are a stockholder on the Record Date for the Stockholder Meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your Class A Common Stock for cash in connection with the Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

No. You may exercise your redemption rights whether or not you are a holder of Class A Common Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Class A Common Stock of the Company on the Extension Amendment Proposal or any other proposal described in this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Class A Common Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Class A Common Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of OTC.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Stockholders may send a later-dated, signed proxy card to Direct Selling Acquisition Corp., at 5800 Democracy Drive, Plano, TX, 75024, so that it is received by the Company prior to the vote at the Stockholder Meeting (which is scheduled to take place on [●], 2025) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer (the “CEO”), which must be received by the CEO prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon at the Stockholder Meeting.

Stockholders who attend the Stockholder Meeting, either in person or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.

With respect to the Extension Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As such proposal is not “routine” matters, brokers will not be permitted to exercise discretionary voting on such proposal. Any broker non-votes received on the Extension Amendment Proposal will have the same effect as a vote against the Extension Amendment Proposal.

With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As such proposal is not “routine” matters, brokers will not be permitted to exercise discretionary voting on such proposal. Any broker non-votes received on the Adjournment Proposal will not affect the outcome of the vote on the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

If you are a Company stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal and the Adjournment Proposal is in the best interests of the Company and its stockholders. The Board unanimously recommends that the Company’s stockholders vote “FOR” each of the Extension Amendment Proposal and the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:

No. There are no appraisal rights available to the Company’s stockholders in connection with the Extension Amendment Proposal. However as described herein, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of Public Warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one share of Class A Common Stock at an exercise price of $11.50 per whole share) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee, and determine if you desire to exercise redemption rights in connection with the Extension Amendment Proposal and the Adjournment Proposal.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Class A Common Stock and wish to exercise your right to redeem your Class A Common Stock, you must:

I.

(a) hold Class A Common Stock or (b) hold Class A Common Stock through Units and elect to separate your Units into the underlying Class A Common Stock and Public Warrants prior to exercising your redemption rights with respect to the Class A Common Stock;

II.

prior to 5:00 p.m., Eastern Time, on [●], 2025 (two business days prior to the initially scheduled date of the Stockholder Meeting)(the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Class A Common Stock for cash and (b) identify yourself as the beneficial holder of the Class A Common Stock and provide your legal name, phone number and address; and

III.	deliver your shares of Class A Common Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Common Stock and Public Warrants prior to exercising redemption rights with respect to the Class A Common Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Common Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Class A Common Stock will be entitled to request that their Class A Common Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company but net of expected franchise and income taxes payable, divided by the number of then issued and outstanding shares of Class A Common Stock. As of [●], 2025, this would have amounted to approximately $[●] per share of Class A Common Stock.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Class A Common Stock will be distributed promptly after the Stockholder Meeting.

Any request for redemption, once made by a holder of Class A Common Stock, may be withdrawn at any time until the Redemption Deadline, unless approved by the Board. If you tender or deliver your shares for redemption to the Transfer Agent and later decide prior to Redemption Deadline not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on [●], 2025 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Class A Common Stock properly makes a request for redemption and the Class A Common Stock is tendered or delivered as described above, then, the Company will, subject to the availability of lawful funds, redeem Class A Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Class A Common Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Stockholder Meeting is abandoned for any reason, then holders of Class A Common Stock shall not have the right to redeem their Public Stock at this time.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:

You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:

The Company will pay the cost of soliciting proxies for the Stockholder Meeting. The Company has engaged Sodali & Co (“Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

[●]

Individuals call toll-free [●]

Banks and brokers call [●]

Email: [●]

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Common Stock and you intend to seek redemption of your shares, you will need to tender or deliver your shares of Class A Common Stock (and share certificate (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [●], 2025 (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attn: [●]

E-mail: [●]

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the special meeting of Company stockholders to be held on [●], 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2025 to all stockholders of record of the Company as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

Date, Time and Place of Stockholder Meeting

The Stockholder Meeting will be held on [●], 2025, at [●] a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[●]. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

You can pre-register to attend the virtual Stockholder Meeting starting [●], 2025, at [●] a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/[●], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at [●], or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing [●] if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [●]#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

The Proposals at the Stockholder Meeting

At the Stockholder Meeting, the Company stockholders will consider and vote on the following proposals:

Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter” or “Certificate of Incorporation”) to extend the date by which the Company has to consummate a business combination (the “Charter Extension”) from March 28, 2025 (the “Termination Date”) to April 28, 2025 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by DSAC Partners LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until September 28, 2025 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and

Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, (ii) where the Company would not adhere to the initial or continued trading requirements of the on the OTCQX® Best Market (“OTCQX”) or (iii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five (5) business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $[●] per share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated the Business Combination by April 28, 2025, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months after the Termination Date to complete the Business Combination), provided that the Lender will deposit $[●] into the Trust Account for each such monthly extension, for an aggregate deposit of up to $[●] per share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes the Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants. If the Company does not complete the Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The Company cannot predict the amount that will remain in the Trust Account following any redemptions of Class A Common Stock by public stockholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”) if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $[●] that was in the Trust Account as of [●], 2025 (including interest not previously released to the Company to pay its taxes). The Company will also not proceed with the Charter Extension if it completes the Business Combination on or before the Termination Date.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on February 27, 2025, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 8,472,283 issued and outstanding shares of Common Stock, of which 2,722,283 shares of Common Stock are held by public stockholders and 5,750,000 shares of Common Stock are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns approximately 67.9% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Adjournment Proposal.

The Extension Amendment Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.

Because all of the proposals to be voted on at the Stockholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Stockholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon at the Stockholder Meeting.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Sponsor owns approximately 67.9% of the issued and outstanding shares of Common Stock and the Company’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor).

The following table reflects the number of additional shares of Common Stock required to approve each proposal:

Proposal	Approval Standard	Number of Additional Shares of Public Stock Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	65% of Issued and Outstanding Shares of Common Stock	N/A	N/A
Adjournment Proposal	Majority of Voted Stock	N/A	N/A

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Stockholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [●], 2025.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/[●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify the Company’s Chief Executive Officer in writing to Direct Selling Acquisition Corp., 5800 Democracy Drive, Plano, TX 75024, before the Stockholder Meeting that you have revoked your proxy; or

•	you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters

The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Bylaws of the Company (the “Bylaws”), other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Company stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Sodali, our proxy solicitor, by calling [●] (toll-free), or banks and brokers can call [●], or by emailing [●]@.

Redemption Rights

Pursuant to the Charter, holders of Class A Common Stock may seek to redeem, out of funds legally available therefor, their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding Class A Common Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $[●] per share of Class A Common Stock as of [●], 2025), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Class A Common Stock, you will be entitled to receive cash for any Class A Common Stock to be redeemed only if you:

(i)

(a) hold Class A Common Stock or (b) hold Class A Common Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Class A Common Stock;

(ii)

submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Class A Common Stock for cash, and (b) identify yourself as the beneficial holder of the Class A Common Stock and provide your legal name, phone number and address; and

(iii)	deliver your shares of Class A Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2025 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Transfer Agent in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Class A Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”)), will be restricted from redeeming its Class A Common Stock with respect to more than an aggregate of 15% of the outstanding shares of Class A Common Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Class A Common Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Class A Common Stock on [●], 2025, the most recent practicable date prior to the date of this proxy statement, was $[●] per share. The cash held in the Trust Account on such date was approximately $[●] (including interest not previously released to the Company but net of expected franchise and income taxes payable) (approximately $[●] per share of Class A Common Stock). Prior to exercising redemption rights, stockholders should verify the market price of Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Class A Common Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Common Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Class A Common Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

For a discussion of material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Stockholders

Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to the Company’s stockholders in connection with the Extension Amendment Proposal. However, holders of Public Stock may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Sodali to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Sodali a fee of $[●], plus disbursements, reimburse Sodali for its reasonable out-of-pocket expenses and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its amended and restated certificate of incorporation (the “Charter” or “Certificate of Incorporation”) to extend the date by which the Company has to consummate a business combination to the Charter Extension Date so as to give the Company additional time to complete the Business Combination.

Without the Charter Extension, the Company believes that the Company may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Class A Common Stock, and dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Charter, the holders of Class A Common Stock may, subject to the availability of lawful funds, elect to redeem all or a portion of their Class A Common Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On [●], 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2025 (including interest not previously released to the Company but net of expected franchise and income taxes payable), divided by the total number of then issued and outstanding Class A Common Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Class A Common Stock on the OTCQX on [●], 2025 was $[●]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Charter provides that the Company has until March 28, 2025 to complete a business combination. The Company and its officers and directors agreed that they would not seek to amend the Charter to allow for a longer period of time to complete a business combination unless the Company provided holders of its Class A Common Stock with the right to seek redemption of their Class A Common Stock in connection therewith. The Board believes that it is in the best interests of the Company’s stockholders that the Charter Extension be obtained so that the Company will have additional time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company may not be able to complete a Business Combination on or before March 28, 2025. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Class A Common Stock, and dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company will also not proceed with the Charter Extension if it completes the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five (5) business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $[●] per share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender.

In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated a business combination by April 28, 2025, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months after the Termination Date to complete a Business Combination), provided that the Lender will deposit $[●] into the Trust Account for each month so extended per share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting for each such monthly extension, for an aggregate deposit of up to $[●] per share of Class A Common Stock that is not redeemed in connection with the Stockholder Meeting (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If the Company does not complete a business combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. For illustrative purposes, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective and the Company takes the maximum time to complete the Business Combination, the redemption price per share at the meeting for such Business Combination or the Company’s subsequent liquidation would be approximately $[●] per share of Class A Common Stock, based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2025, and an aggregate of $[●] to be deposited by the Lender, divided by the total number of then outstanding Class A Common Stock (assuming no Class A Common Stock is redeemed in connection with the Stockholder Meeting, and not giving effect to the accrual of any further interest or any interest to be released to the Company but net of expected franchise and income taxes payable), in comparison to the redemption price as of [●], 2025 of approximately $[●] per share.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A Common Stock, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company but net of expected franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of the then issued and outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company shall file the Charter Amendment with the Delaware Secretary of State and the Charter Extension will become effective. The Company will then continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will remain a reporting company under the Exchange Act and its Class A Common Stock and Public Warrants will remain publicly traded during this time.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Extension Amendment Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor paid $11,700,000 for 11,700,000 Private Placement Warrants, each of which is identical to the Public Warrants, except that so long as they are held by the Sponsor or its permitted transferees, the Private Placement Warrants (i) will not be redeemable by the Company, (ii) may not (including the Class A Common Stock issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, and (iii) may be exercised by the holders on a cashless basis and (Iv) are entitled to registration rights. If the Extension Amendment Proposal is not approved and the Company does not consummate the Business Combination by March 28, 2025, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

•

The fact that the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $ [●], comprised of the $25,000 purchase price for 5,750,000 shares of Founder Shares, the $11,700,000 purchase price for 11,700,000 Private Placement Warrants, the $2,300,000 outstanding under a working capital loan made by the Sponsor to the Company and less than $[●] in aggregate fees due and out-of-pocket expenses to be repaid by the Company. Assuming a trading price of $[●] per share of Class A Common Stock and $[●] per Public Warrant (based upon the respective closing prices of the Class A Common Stock and the Public Warrants on the OTC on [●], 2025), the 5,750,000 shares of Common Stock and the 11,700,000 Private Placement Warrants would have an implied aggregate market value of approximately $[●]. Even if the trading price of the shares of Class A Common Stock were as low as $[●] per share, the aggregate market value of the Common Stock (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor). As a result, if the Extension Amendment Proposal is approved and the Business Combination is completed, the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor) is likely to be able to make a substantial profit on their investment in the Company at a time when shares of the post-Business Combination company have lost significant value.

On the other hand, if the Company liquidates without completing the Business Combination before March 28, 2025, the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor) will lose its entire investment in the Company;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Class A Common Stock) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete the Business Combination by March 28, 2025;

•	the indemnification of the Company’s officers and directors and the liability insurance maintained by the Company;

•

the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and the Business Combination is not consummated by March 28, 2025. As of [●], 2025, the total aggregate amount of out-of-pocket expenses expected to be repaid by the Company upon consummation of the Business Combination is less than $[●]; and

•

the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per share of Class A Common Stock and (ii) the actual amount per share of Class A Common Stock held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act . However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights

Pursuant to the Charter, holders of Class A Common Stock may seek to redeem, out of funds lawfully available therefor, their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any stockholder holding shares of Class A Common Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $[●] per share as of [●], 2025), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, the Company will, subject to sufficient lawful funds being available, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Class A Common Stock, you will be entitled to receive cash for any Class A Common Stock to be redeemed only if you:

(i)

(a) hold Class A Common Stock or (b) hold Class A Common Stock through Units and elect to separate your Units into the underlying Class A Common Stock and Public Warrants prior to exercising your redemption rights with respect to the Class A Common Stock;

(ii)

submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Class A Common Stock for cash, and (b) identify yourself as the beneficial holder of the Class A Common Stock and provide your legal name, phone number and address; and

(iii)	deliver your shares of Class A Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2025 (two business days prior to the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Transfer Agent in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for Redemption, once made by a holder of Class A Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Common Stock with respect to more than an aggregate of 15% of the outstanding shares of Class A Common Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Class A Common Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Class A Common Stock on [●], 2025, the most recent practicable date prior to the date of this proxy statement, was $[●] per share. The cash held in the Trust Account on such date was approximately $[●] (including interest not previously released to the Company but net of expected franchise and income taxes payable) (approximately $[●] per share of Class A Common Stock). Prior to exercising redemption rights, stockholders should verify the market price of the Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Class A Common Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Common Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by tendering/delivering your share certificates (if any) and other redemption forms (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Extension Amendment Proposal. Broker non-votes, if any, will also have the same effect as a vote “AGAINST” the Extension Amendment Proposal. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor owned approximately 67.9% of the issued and outstanding shares of Common Stock and the Company’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor’s approval, approval of the Extension Amendment Proposal will require the affirmative vote of no shares of Common Stock held by public stockholders.

Recommendation of the Board

BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Extension Amendment Proposal, (ii) where the Company would not adhere to the initial or continued trading requirements of the on the OTCQX® Best Market (“OTCQX”) or (iii) where the Board has determined it is otherwise necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal. Broker non-votes, if any, will also have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor owns approximately 67.9% of the issued and outstanding shares of Common Stock and the Company’s directors and officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, no additional shares of Common Stock held by public stockholders would be required to achieve a quorum at the Stockholder Meeting or to approve the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of material U.S. federal income tax considerations for holders of the Class A Common Stock that elect to have their shares of Class A Common Stock redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Class A Common Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	except as discussed below, persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to an alternative minimum tax;

•	persons whose functional currency is not the U.S. dollar;

•	“specified foreign corporation” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earning to avoid U.S. federal income tax;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii); or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, Foreign Account Tax Compliance Act, or state, local or non-U.S. laws. The Company has not sought, and the Company does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any Unit consisting of one share of Class A Common Stock and one-half (1/2) of one warrant (with a whole warrant representing the right to acquire one share of Class A Common Stock) is separable at the option of the holder, the Company is treating each share of Class A Common Stock and one-half (1/2) of one warrant to acquire one share of Class A Common Stock held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

U.S. Federal Income Tax Considerations to U.S. Stockholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Class A Common Stock that elect to have their Class A Common Stock redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights”. For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

An entity treated as a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of Class A Common Stock that exercises its redemption rights to receive cash in exchange for all or a portion of its Class A Common Stock will depend on whether the redemption qualifies as a sale of the Class A Common Stock redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale or other disposition of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

Whether a redemption of the Class A Common Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Class A Common Stock owned directly, Class A Common Stock owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below. A holder should consult with their own tax advisors as to the tax consequences of a redemption.

Redemption of Public Stock Treated as Corporate Distribution

If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Any such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Class A Common Stock as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Class A Common Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Class A Common Stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Class A Common Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition of the Class A Common Stock, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Common Stock based upon the then fair market values of the Class A Common Stock and the one-half (1/2) of one warrant included in the unit) and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Class A Common Stock so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a Unit allocated to a share of Class A Common Stock or the Redeeming U.S. Holder’s initial basis for Class A Common Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year at the time of the redemption. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.

If a Redeeming U.S. Holder holds different blocks of Class A Common Stock (generally, shares of Class A Common Stock purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Stock that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension

Amendment Proposal — Redemption Rights”. For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Stock that so redeems its Public Stock and is not a Redeeming U.S. Holder.

Tax Treatment of the Redemption — In General

Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S. Stockholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Stockholders.”

Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Redemption of Class A Common Stock Treated as a Corporate Distribution

If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming Non-U.S. Holder’s Public Stock as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Stock Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other disposition of Class A Common Stock unless:

•

the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•	the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•

we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held Class A Common Stock, and, in the case where the shares of Class A Common Stock are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the shares of Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for the shares of Class A Common Stock. There can be no assurance that the Class A Common Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). Gain described in the second bullet point above will be subject to a 30% U.S. federal income tax rate.

If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Class A Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete the Business Combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

If a Redeeming Non-U.S. Holder holds different blocks of Class A Common Stock (generally, shares of Class A Common Stock purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.

FATCA Withholding

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% on payments of dividends on our Class A Common Stock, to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Class A Common Stock. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of Class A Common Stock are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Class A Common Stock.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY

References in this report to “we,” “us”, “our”, “DSAQ” or the “Company” refer to Direct Selling Acquisition Corp. References to our “management” or our “management team” refer to our officers and directors, and references to the “Sponsor” refer to DSAC Partners LLC, a Delaware limited liability company.

General

We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

IPO and Private Placement

On June 7, 2021, DSAC Partners LLC, our sponsor (the “Sponsor”) purchased an aggregate of 5,750,000 founder shares (“Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.004 per share. The number of Founder Shares outstanding was determined based on the Company’s expectation that the total size of the IPO (as defined below) would be a maximum of 23,000,000 units if the underwriters’ over-allotment option was exercised in full, and therefore that such Founder Shares would represent 20% of the outstanding shares after the IPO. Prior to the Sponsor’s initial investment of $25,000, the Company had no assets, tangible or intangible.

On September 28, 2021, the Company consummated 23,000,000 Units at a price of $10.00 per Unit generating gross proceeds of $230,000,000 (the “IPO” or the “Offering”), which includes the full exercise of the underwriters’ option to purchase an additional 3,000,000 Units at the IPO’s price to cover over-allotments. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-258997). The SEC declared the registration statement effective on September 23, 2021.

Following the closing of the IPO on September 28, 2021 and the full exercise of the underwriters’ over-allotment, $234,600,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants, $234,600,000 was placed in the Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. However, prior to the 24-month anniversary of the consummation of our IPO, we instructed Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”) , the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and have maintained the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation. Interest on the deposit account is currently 4.0-5.0% per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly.

On March 29, 2024, the Sponsor converted an aggregate of 5,749,000 shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis. The Sponsor agreed to waive any right to receive funds from the Trust Account with respect to the Class A Common Stock received upon such conversion and acknowledged that such shares will be subject to all of the restrictions applicable to the original Class B Common stock under the terms of that certain letter agreement, dated as of September 23, 2021, by and among the Company, its directors and officers and the Sponsor.

Business Combination Agreement

As previously disclosed in the Current Report on Form 8-K filed with SEC on January 18, 2024, the Company, Aeroflow Urban Air Mobility Private Limited, a private limited company incorporated under the laws of India and a direct wholly owned subsidiary of PubCo (“IndiaCo”), Hunch Technologies Limited, a private limited company incorporated in Ireland with registered number 607449 (“PubCo”), FlyBlade (India) Private Limited, a private limited company incorporated under the laws of India (“Hunch Mobility”), and HTL Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of PubCo (“Merger Sub”, and together with the Company, IndiaCo, PubCo and Hunch Mobility, the “Parties” and each a “Party”), entered into a Business Combination Agreement (the “Business Combination Agreement”) as it may be further amended or supplemented from time to time, contemplating several transactions in which PubCo will become the new parent company of DSAQ (the “Business Combination”). On June 28, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “BCA Amendment”). The BCA Amendment modified the “Termination Date” (i.e., the date on which either party could terminate the Business Combination Agreement, under the circumstances specified therein, if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to such date) to September 28, 2024. On September 28, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “Second BCA Amendment”). The Second BCA Amendment modified the “Termination Date” to December 27, 2024. On December 27, 2024, the Parties entered into an amendment to the Business Combination Agreement (the “Third BCA Amendment”). The Third BCA Amendment modified the “Termination Date” to March 27, 2025.

Previous Extensions

On March 24, 2023, the Company held the Prior Extension Meeting to, amend its amended and restated certificate of incorporation (the “Charter” or “Certificate of Incorporation”) to extend the date by which the Company has to consummate a business combination from March 28, 2023 (the “Original Termination Date”) to June 28, 2023 (“First Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate the Business Combination on a monthly basis up to nine times by an additional one month each time after the First Charter Extension Date, by resolution of the Company’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 28, 2024 or a total of up to twelve months after the Original Termination Date, unless the closing of the Business Combination shall have occurred prior thereto). The Company has deposited $160,000 into the Trust Account for each monthly extension of the First Charter Extension Date. In connection with that vote, the holders of 17,404,506 Class A Common Stock properly exercised their right to redeem their shares for an aggregate price of approximately $10.48 per share, for an aggregate redemption amount of approximately $182,460,110. After the satisfaction of such redemptions, the balance in the Trust Account was approximately $58,660,352 (including interest not previously released to the Company but net of expected franchise and income taxes payable).

On March 28, 2024 the Company’s stockholders voted to amend the Charter to extend the Termination Date from March 28, 2024 to April 28, 2024 (“Second Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to eleven times by an additional one month each time after the Second Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 28, 2025 or a total of up to twenty four months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto. For each monthly extension of the Second Charter Extension Date the Company deposited $90,000 into the Trust Account. Additionally, the Company’s stockholders voted to (i) amend the Charter to eliminate the limitation that the Company may not redeem Class A Common Stock to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Class A common stock irrespective of whether such redemption would exceed the

Redemption Limitation and (ii) provide for the right of a holder of Class B Common Stock to convert such Class B Common Stock into Class A Common Stock, on a one-for-one basis prior to the closing of a Business Combination at the election of the holder. In connection with the Company’s stockholders’ vote on March 28, 2024, on April 1, 2024, the holders of 2,873,211 Class A Common Stock properly exercised their right to redeem their shares for approximately $11.16 per share, or an aggregate redemption amount of $32,066,630. After the satisfaction of such redemptions, the balance in the Trust Account was $30,382,190 (including interest not previously released to the Company but net of expected franchise and income taxes payable).

As of the date of this proxy statement, an aggregate of $[●] has been deposited in the Trust Account to extend the Termination Date to February 28, 2025.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of [●], 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s Common Stock, by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding shares of a class of Common Stock;

•	each of the Company’s executive officers and directors that beneficially owns shares of the Company’s Common Stock; and

•	all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 8,472,283 shares of Common Stock issued and outstanding as of [●], 2025, consisting of 8,471,283 shares of Class A Common Stock and 1,000 shares of Class B Common Stock. The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock
	Number of Shares Beneficially Owned	Percent of Class	Number of Shares Beneficially Owned(2)	Percent of Class	Percentage of Outstanding Common Stock
DSAC Partners LLC(2)	5,749,000	67.9%	1,000	100%	67.9%
Dave Wentz(3)	5,749,000	67.9%	1,000	100%	67.9%
Mike Lohner	—	—	—	—	—
Wayne Moorehead	—	—	—	—	—
Bradford Richardson	—	—	—	—	—
Travis Ogden	—	—	—	—	—
Heather Chastain	—	—	—	—	—
All officers and directors as a group (six individuals)	5,749,000	67.9%	1,000	100%	67.9%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Direct Selling Acquisition Corp., 5800 Democracy Drive, Plano, TX 75024.
(2)

DSAC Partners LLC is the record holder of the shares reported herein. DSAC Manager LLC is the manager of the Sponsor. Mr. Wentz is the sole member of DSAC Manager LLC and has voting and investment discretion with respect to the shares of Class B Common Stock and Class A Common Stock held of record by the Sponsor. Mr. Wentz disclaims any beneficial ownership of the shares of Class B Common Stock and Class A Common Stock held by the Sponsor, except to the extent of his pecuniary interest therein.

(3)

The Founder Shares owned by DSAC Partners, LLC (the “Sponsor”), which are classified as shares of Class B Common Stock, will automatically convert into shares of Class A Common Stock at the time of our initial business combination on a one-for-one basis, subject to adjustment, as described elsewhere herein. On March 29, 2024, the Sponsor converted an aggregate of 5,749,000 shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Charter Amendment is filed, we anticipate that we will hold another special meeting before the Charter Extension Date or Additional Charter Extension Date, as applicable, to consider and vote upon approval of the Business Combination. If the Extension Amendment Proposal is not approved or if it is approved but we do not consummate the Business Combination before the Charter Extension Date or Additional Charter Extension Date, as applicable, the Company will dissolve and liquidate. You should direct any proposals to the Company’s Chief Executive Officer at Direct Selling Acquisition Corp., 5800 Democracy Drive, Plano, TX, 75024.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Direct Selling Acquisition Corp., 5800 Democracy Drive, Plano, TX, 75024, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact the Company in writing at Direct Selling Acquisition Corp., 5800 Democracy Drive Plano, TX, 75024 or by telephone at (214) 380-6020.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, the proxy solicitor for the Company, by calling [●] (toll-free), or banks and brokers can call [●], or by emailing [●]@. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than [●], 2025.

Annex A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DIRECT SELLING ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

DIRECT SELLING ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.

The name of the Corporation is “Direct Selling Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 9, 2021 (the “Original Certificate”). An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 27, 2023 and on March 28, 2024 (the “Amended and Restated Certificate of Incorporation” or “Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.

This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 16, 2021, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial business combination by April 28, 2025 (the “Termination Date”, or up to September 28, 2025, if applicable under the provisions of this Section 9.1(b) below) and (iii) the redemption of Offering Shares (as defined below) in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial business combination by the Termination Date, the Board of Directors may, without another stockholder vote, elect to extend the period of time to consummate a Business Combination on a monthly basis up to five times by an additional one month each time after April 28, 2025, by resolution of the Board of Directors if requested by DSAC Partners LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until September 28, 2025, provided that the Sponsor (or one or more of its affiliates or permitted designees) (the “Lender”) will deposit $[●] into the Trust Account for each such monthly extension, for an aggregate deposit of up to $[●] (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Corporation to the Lender. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor. If the Corporation does not complete a Business Combination by the Termination Date, the loans will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

5.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d)

In the event that the Corporation has not consummated an initial business combination by the Termination Date (or up to September 28, 2025, if applicable under the provisions of Section 9.1(b)), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial business combination by the Termination Date (or up to September 28, 2025, if applicable under the provisions of Section 9.1(b)) or (b) with respect to any other material provision of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial business combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

IN WITNESS WHEREOF, Direct Selling Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [●] day of [●] 2025.

DIRECT SELLING ACQUISITION CORP.

By:
Name:	Dave Wentz
Title:	Chairman and Chief Executive Officer

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION Direct Selling Acquisition Corp 5800 Democracy Drive Plano, TX 75024 SPECIAL MEETING OF STOCKHOLDERS OF DIRECT SELLING ACQUISITION CORP YOUR VOTE IS IMPORTANT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON [•], 2025. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2025, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Direct Selling Acquisition Corp (“DSAQ” or the “Company”) to be held at [•] a.m. Eastern Time on [•], 2025, via a virtual meeting at http://www.cstproxy.com/[•], and hereby appoints [•] and [•], and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 and 2. (Continued and to be marked, dated and signed on reverse side) Please mark vote as indicated in this example ☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2. Proposal No. 1 — The Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter” or “Certificate of Incorporation”) to extend the date by which the Company has to consummate a business combination (the “Charter Extension”) from March 28, 2025 (the “Termination Date”) to April 28, 2025 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by DSAC Partners LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until September 28, 2025 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement. FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 2 — The Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, (ii) where the Company would not adhere to the initial or continued trading requirements of the on the OTCQX® Best Market or (iii) where the Company’s board of directors (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”). FOR ☐ AGAINST ☐ ABSTAIN ☐ Dated: [•], 2025 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.